                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
          14a-12

                       Centennial Bancorp
     ------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

                         Carol Dey Hibbs
     ------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     [X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
          or 14a-6(j)(2).
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ]  Fee computed on table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          ------------------------------------------------------

          (2)  Aggregate number of securities to which
               transaction applies:

          ------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
               Rule 0-11:

          ------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:

          ------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          ------------------------------------------------------

          (2)  Form, Schedule or Registration Statement no.:

          ------------------------------------------------------

          (3)  Filing Party:

          ------------------------------------------------------

          (4)  Date Filed:

          ------------------------------------------------------

                       CENTENNIAL BANCORP


                    NOTICE OF ANNUAL MEETING

                               AND

                         PROXY STATEMENT


                          MAY 17, 1995

                       CENTENNIAL BANCORP


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          May 17, 1995


          NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Centennial Bancorp, an Oregon corporation (the
"Company"), will be held at 3 p.m. on May 17, 1995, at the Eugene
Main Branch of Centennial Bank, 675 Oak Street, Suite 200,
Eugene, Oregon, for the following purposes:

     1. To consider and act upon the election of five (5) directors of the Company.

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


          Only shareholders of record at the close of business on March 10, 1995 are entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof. Further information regarding voting rights and the business to be transacted at the annual meeting of shareholders is given in the accompanying Proxy Statement.

          Shareholders who find it convenient are invited to attend the meeting personally. If you are not able to do so and wish your shares to be voted, it is important that you complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope.

          We hope that you will be able to attend the meeting.
It is always a pleasure to meet and become better acquainted with shareholders of the Company.

          By order of the Board of Directors.



April 14, 1995                                    Cordy H. Jensen
                                                        Secretary


- - -----------------------------------------------------------------

        YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR PROXY
                SO THAT YOUR VOTE CAN BE COUNTED.

- - -----------------------------------------------------------------
                       CENTENNIAL BANCORP
                         675 Oak Street
                      Eugene, Oregon 97401
                         (503) 342-3970




                         PROXY STATEMENT

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Centennial Bancorp (the "Company") to be used at the annual meeting of the Company's shareholders to be held on May 17, 1995. The approximate date of mailing this Proxy Statement and the accompanying form of proxy is April 14, 1995. The Company's 1994 Annual Report to Shareholders is being mailed to shareholders of the Company with this Proxy Statement.


                PROXIES AND VOTING AT THE MEETING

          Unless otherwise noted, all share and per share information included in this Proxy Statement has been retroactively adjusted to reflect all stock dividends and stock splits effected by the Company.

          The only class of outstanding stock of the Company is its Common Stock, $2 par value. At March 10, 1995, the record date for determining shareholders entitled to vote at the meeting, there were 3,974,225 shares of Common Stock outstanding. Each holder of record of outstanding shares of Common Stock on the record date is entitled to one vote for each share held on every matter submitted at the meeting.

          A majority of the outstanding Common Stock must be represented at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.
Shareholders who do not vote (either in person or by submitting a proxy), including broker non-votes, will be considered abstentions and will not be counted toward the quorum.

          If a proxy in the accompanying form is executed and returned, the shares represented thereby will be voted at the meeting in accordance with the instructions given in the proxy. If no instructions are given, the proxyholders will vote for management's nominees for director. They will vote in their discretion as to any other matters that may properly be brought before the meeting. Any proxy may be revoked prior to its exercise by giving written notice of revocation to the Secretary of the Company or by submitting to the Secretary a duly executed proxy bearing a later date. The attendance of a shareholder at the meeting will not revoke a proxy. Ballots and proxies will be counted by personnel of the Company.

          The cost of this proxy solicitation will be borne by the Company. The Company does not expect to pay any compensation for the solicitation of proxies but may reimburse brokers, banks and other nominees for their expenses in sending proxy material to principals and obtaining their proxies. In addition to solicitation of proxies by mail, the Company may also use its officers and regular employees or officers and employees of Centennial Bank to solicit proxies from shareholders, either in person or by telephone, telegraph, or letter. Such persons will not be specially compensated for these activities.


                     BUSINESS OF THE MEETING

          Management knows of only one matter, which is discussed below, to be presented at the annual meeting for shareholder action.


ELECTION OF DIRECTORS
- - ---------------------

          Members of the Board of Directors are elected annually. With the exception of Harry Rubenstein who is retiring from service as a director at the annual shareholder meeting, the current members of the Board have been nominated to continue in office until the next annual meeting of shareholders, and until their successors have been elected and qualified. Dan Giustina has also been nominated to serve as a director. Although the Company knows of no reason why any of the nominees may be unable or unwilling to serve, if any nominee becomes unable or unwilling to serve, it is the intention of the persons named in the proxy to vote for any substitute nominee the Board of Directors of the Company may recommend. The Board does not have a standing nominating committee nor does it have a formal procedure to receive shareholder nominations, but it will consider any written recommendations sent to the attention of the Board at the Company's administrative offices at 675 Oak Street, P.O.
Box 1560, Eugene, Oregon 97440.

          Directors are elected by a plurality of votes cast at the meeting. Accordingly, the five nominees receiving the most votes at the meeting will be elected. Shareholders are not entitled to cumulate votes for election of directors.

          The following table shows, as to each nominee for director, the identified information as of March 10, 1995. With the exception of Mr. Giustina (who has not served on the Company's Board of Directors) and Mr. Jensen (who was appointed to the Board in February 1994), all nominees have served as directors of the Company since the Company's organization in 1981. All of the nominees (together with other people) are also directors of the Company's subsidiary, Centennial Bank (sometimes referred to herein as the "Bank"). Mr. Williams is also Chairman of the Board of both Centennial Mortgage Co. ("Centennial Mortgage") and Harding Fletcher Co. ("Harding Fletcher"), two other subsidiaries of the Company.


Name (Age) and              Principal Occupation
Position with Company       (During the last 5 Years)
- - ---------------------       ------------------------

Brian B. Obie (53)          President of Obie Industries, Inc.
Chairman of the Board       (broadcasting, outdoor advertising,
                            media and real estate development);
                            former mayor of Eugene, Oregon

Robert L. Newburn (63)      President and Chief Executive Officer
Vice-Chairman of the        of Pacific Petroleum Company (retail
Board                       distribution of petroleum products);
                            Chairman of the Board of Centennial
                            Bank

Richard C. Williams (55)    President and Chief Executive Officer
President, Chief            of the Company; Chief Executive
Executive Officer and       Officer and Vice Chairman of
Director                    Centennial Bank

Cordy H. Jensen (55)        President and owner of Station
Director and Secretary      Masters Inc. (restaurant and lounge);
                            Managing Partner of McKenzie Brewing
                            Co.; Managing Partner of CAC
                            Investments (real estate rentals);
                            major shareholder in Menu Book Inc.
                            (publishing)

Dan Giustina (45)           Managing Partner of Giustina
Director                    Resources (ownership and management
                            of timber and timberland); partner in
                            Broadway & Oak Associates (ownership
                            and management of residential and
                            commercial real estate); director of
                            Centennial Bank since 1991

          The Board of Directors held 13 meetings during 1994. The Board of Directors has two committees. The Audit Committee consists of all members of the Board of Directors. It reviews the scope of internal and external audit activities and the results of the Company's annual audit. The Audit Committee did not meet in 1994. The Compensation Committee administers the Company's two stock option plans and determines management compensation. The members of the Compensation Committee are Messrs. Obie, Newburn, Jensen and Rubenstein. The Compensation Committee held three meetings in 1994, which were attended by all members of the committee, except for Mr. Newburn who attended two of the meetings.

          In addition, Centennial Bank has an Audit and Personnel Committee of its Board of Directors consisting of five nonemployee members of Centennial Bank's Board of Directors who are not also members of the Company's Board of Directors. The Audit and Personnel Committee meets periodically with management to ensure that appropriate audits of Centennial Bank's affairs are being conducted. The Audit and Personnel Committee also reviews the reports of examinations of Centennial Bank conducted by the Federal Deposit Insurance Corporation and the Oregon Department of Consumer and Business Services. Centennial Bank also has an Asset/Liability Committee, which has eight members, three of whom (Messrs. Newburn, Jensen and Williams) are directors of the Company. The Asset/Liability Committee meets weekly.

          The Board of Directors of the Company approves the independent auditors selected by the Company's management. Both the independent auditors and the employees responsible for conducting internal reviews have direct access to the Audit and Personnel Committee and the Bank's Board of Directors to discuss the results of their examinations, the adequacy of internal accounting controls and the integrity of financial reporting.

          During his tenure on the Board of Directors of the Company in 1994, each incumbent director attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of meetings held by committees of the Company's Board of Directors on which the director served.


OTHER BUSINESS
- - --------------

          The Company's management knows of no other matters to be brought before the meeting for a vote. However, if other matters are presented for a vote at the meeting, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters. At the meeting, management will report on the Company's business, and shareholders will have an opportunity to ask questions.


         PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock at February 28, 1995 by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock;
(ii) each nominee for director; (iii) the executive officers named in the Summary Compensation Table below; and (iv) all executive officers and nominees as a group. Each named beneficial owner has sole voting and investment power with respect to the shares listed unless otherwise indicated.

                             Amount and Nature
                                of Beneficial
Name of Beneficial Owners         Ownership      Percent of Class
- - -------------------------    -----------------   ----------------

  Brian B. Obie                  122,022(1)            3.1%

  Robert L. Newburn               85,842(2)            2.2

  Dan Giustina                    29,680(3)             .7

  Cordy H. Jensen                 99,865(4)            2.5

  Richard C. Williams            166,966(5)            4.2

  Ron R. Peery                   133,386(6)            3.3

  Trust Dept., Bank of           311,036               7.8
    America Oregon (7)

  All executive officers and     921,142(8)           22.4
  nominees as a group
  (12 persons)

- - --------------------

(1) Includes 12,877 shares held by Mr. Obie's wife, 58,340 shares held by Obie Media Corporation of which Mr. Obie is President and owns a controlling interest, and 6,352 shares which could be acquired within 60 days by exercise of stock options.

(2) Includes 63,765 shares which are held jointly with Mr. Newburn's wife, 5,738 shares which are held by Mr. Newburn as custodian for minors, and 15,485 shares which could be acquired within 60 days by exercise of a stock option.

(3) Includes 12,578 shares which could be acquired within 60 days by exercise of a stock option.

(4) Includes 63,765 shares which are held jointly with Mr. Jensen's wife, 854 shares which are held jointly in CAC Investments, a partnership of which Mr. Jensen is the Managing Partner, 15,855 shares which are held by Mr. Jensen as trustee for his mother, and 6,352 shares which could be acquired within 60 days by exercise of a stock option.

(5) Includes 48,666 shares which could be acquired within 60 days by exercise of a stock option. Also includes 57,429 shares which are held of record for Mr. Williams' account by Bank of America Oregon ("B of A") as trustee of Centennial Bank's Employee Savings and Profit Sharing Plan (the "Employee Savings Plan"); B of A has sole voting power over such shares.

(6) Includes 48,406 shares which are held jointly with Mr. Peery's wife, 2,720 shares which are held jointly with Mr. Peery's mother, 25,488 shares which could be acquired within 60 days by exercise of a stock option, and 8,896 shares which are held by Mr. Peery's wife. Also includes 33,583 shares which are held of record for Mr. Peery's account by B of A as trustee of the Employee Savings Plan; B of A has sole voting power over such shares.

(7) The Trust Department of B of A is the trustee of the Employee Savings Plan and as such is the record holder of these shares; sole investment power over these shares is held by the respective beneficiaries of the individual accounts maintained under such plan. B of A's address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

(8) Includes 143,531 shares which could be acquired within 60 days by exercise of stock options. Also includes 222,134 shares which are held of record for the accounts of certain executive officers by B of A as trustee of the Employee Savings Plan; B of A has sole voting power over such shares.

                INFORMATION REGARDING MANAGEMENT

EXECUTIVE OFFICERS
- - ------------------

          The following information identifies the executive officers of the Company and its subsidiaries. Subject to certain obligations of the Company described below under "Employment and Change of Control Agreements," all executive officers serve at the discretion of the Board of Directors.


Name of Individual (Age)     Positions and Offices Held
- - -----------------------      --------------------------
Richard C. Williams (55)     President, Chief Executive Officer
                             and a director of the Company since
                             1981; Vice Chairman and Chief
                             Executive Officer of Centennial Bank
                             since 1992; President of Centennial
                             Bank from 1977 to 1992; a director
                             of Centennial Bank since 1977; a
                             director of Centennial Mortgage
                             since 1987; Chairman of Harding
                             Fletcher since July 1993.

Ron R. Peery (55)            Executive Vice President of the
                             Company since 1986; President and
                             Chief Operating Officer of
                             Centennial Bank since 1992;
                             Executive Vice President of
                             Centennial Bank from 1982 to 1992; a
                             director of Centennial Mortgage
                             since 1987.

Eric H. Hardin (54)          Executive Vice President of the
                             Company and of Centennial Bank since
                             1989; Senior Vice President of the
                             Company from 1986 to 1989; Senior
                             Vice President of Centennial Bank
                             from 1982 to 1989.

Gary L. Stevens (55)         Executive Vice President of the
                             Company since 1986; Executive Vice
                             President of Centennial Bank since
                             1982.

Michael J. Nysingh (42)      Chief Financial Officer of the
                             Company since 1985; Acting Chief
                             Financial Officer of the Company
                             from 1982 to 1985; Senior Vice
                             President of Centennial Bank since

                             January 1995; Vice President of
                             Centennial Bank from 1982 to 1994;
                             Cashier of Centennial Bank since
                             1982; a director of Centennial
                             Mortgage since 1990; Chief Financial
                             Officer of Centennial Mortgage since
                             1988.

Dennis M. Carlson (49)       President and Chief Executive
                             Officer of Centennial Mortgage since
                             1988; Executive Vice President of
                             Centennial Mortgage from 1987 to
                             1988; a director of Centennial
                             Mortgage since 1987; Senior Vice
                             President of Centennial Bank since
                             1990; Vice President of Centennial
                             Bank from 1982 to 1990.

David M. Gazeley (45)        Senior Vice President of Centennial
                             Bank since 1992; Manager of Pacific
                             Corporate Center Office of
                             Centennial Bank since May 1994;
                             Manager of Springfield Branch of
                             Centennial Bank from 1986 to April
                             1994; Vice President of Centennial
                             Bank from 1986 to 1992.

Thomas P. Widmer (45)        Senior Vice President and Manager of
                             Eugene Main Branch of Centennial
                             Bank since January 1995; Vice
                             President and Manager of Eugene Main
                             Branch of Centennial Bank from 1992
                             to December 1994; Vice President and
                             Assistant Manager of Eugene Main
                             Branch of Centennial Bank from 1989
                             to 1992; Vice President and Manager
                             of Valley River Branch of Centennial
                             Bank from 1988 to 1989; Assistant
                             Vice President and Manager of Valley
                             River Branch of Centennial Bank from
                             1986 to 1988.


EXECUTIVE COMPENSATION
- - ----------------------

          The following table sets forth certain information regarding compensation paid by the Company during 1994, 1993 and 1992 to Mr. Williams as the Company's Chief Executive Officer and to Mr. Peery as the only other executive officer whose aggregate salary and bonus in 1994 exceeded $100,000.


                                          Summary Compensation Table
                                          --------------------------

                                                                                 Long-term
                                                                                compensation
                                              Annual compensation                 awards
                                          ---------------------------           ------------
                                                                                 Number of
                                                                                 securities
                                                                                 underlying      All other
    Name and principal                    Salary<F1>          Bonus<F2>           options       compensation
        position               Year          ($)                ($)                 (#)            ($)<F3>
    ------------------         ----       ---------           --------          -----------     ------------
Richard C. Williams            1994        187,369             60,000                --            11,917
  President and Chief          1993        165,650             60,000              22,000          12,834
  Executive Officer of the     1992        142,995             50,000                --            10,702
  Company

Ron R. Peery                   1994         98,250             30,000                --             8,083
  President and Chief          1993         90,000             25,000              16,500           6,666
  Operating Officer of         1992         86,030             29,500                --             5,886
  Centennial Bank

- - ---------------------

<F1>    Includes amounts contributed by the named executive officer to the Employee Savings Plan.

<F2>    Includes bonuses paid or to be paid during the subsequent year but attributable to the year indicated.

<F3>    Consists of the Company's contributions to the Employee Savings Plan for the benefit of the named executive officers.



          No stock options were granted to Mr. Williams or Mr. Peery during 1994. The following table sets forth information regarding their option exercises and holdings at December 31, 1994:

         Aggregated Option Exercises in Last Fiscal Year
         -----------------------------------------------
                and Fiscal Year-End Option Values
                ---------------------------------

                       Shares                    Number of unexercised       Value of unexercised in-the-
                      acquired                   options at FY-End(#)              money options at
                         on        Value      ---------------------------           FY-End($)<F1>
                      exercise    realized                                   ----------------------------
        Name            (#)         ($)       Exercisable   Unexercisable    Exercisable    Unexercisable
- - --------------------  --------    --------    -----------   -------------    -----------    -------------
Richard C. Williams      --          --          48,666         16,948          308,388           --

Ron R. Peery           9,570      88,623         25,488         12,711          146,361           --

- - ---------------------

<F1>    On December 31, 1994, the closing price of the Company's Common Stock was $8.41.  For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be
        "in-the-money" and are considered to have a value equal to the difference between that amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.




INCENTIVE STOCK OPTION PLANS
- - ----------------------------

          At the 1994 annual meeting of shareholders, shareholders approved the Restated 1993 Incentive Stock Option Plan (the "1993 Incentive Plan"). Under the 1993 Incentive Plan, shares of common stock are reserved for issuance at their fair market value at the date of grant. Options vest in accordance with the vesting schedule set at the time the options are granted. Options expire ten years after the date of grant and are subject to earlier cancellation in the event an optionee ceases to be an employee. At December 31, 1994, 190,575 shares were reserved under the 1993 Incentive Plan, including 584 shares available for future grant. Options covering a total of 189,991 shares were outstanding under the 1993 Incentive Plan at December 31, 1994, of which 48,982 shares were then exercisable.

          In addition to the options outstanding under the 1993 Incentive Plan, at December 31, 1994, options covering 79,862 shares were outstanding under the 1983 Incentive Stock Option Plan, all of which were then exercisable. No additional grants may be made under that plan.

NONEMPLOYEE DIRECTORS STOCK OPTION PLANS
- - ----------------------------------------

          At the 1994 annual meeting of shareholders, the Company's shareholders approved the Restated 1993 Stock Option Plan for Nonemployee Directors (the "1993 Directors Plan").
Under the 1993 Directors Plan, shares of Common Stock are reserved for issuance to nonemployee directors of the Company and its subsidiaries at their fair market value at the date of grant and become exercisable to the extent of one-third of the optioned shares per year, with credit given for prior service. Options expire ten years after the date of grant and are subject to earlier cancellation in the event an optionee ceases to be a director.

          At December 31, 1994, 120,697 shares were reserved under the 1993 Directors Plan, including 51,979 shares available for future grant. Options covering a total of 68,718 shares were outstanding under the 1993 Directors Plan at December 31, 1994, all of which were exercisable. In addition to the options outstanding under the 1993 Directors Plan, at December 31, 1994, options covering 57,188 shares were outstanding under the 1988 Nonemployee Directors Stock Option Plan, all of which were then exercisable. No additional grants may be made under that plan.


EMPLOYEE SAVINGS AND PROFIT SHARING PLAN
- - ----------------------------------------

          Centennial Bank implemented the Employee Savings Plan in 1986. Under the Plan, eligible employees may elect to contribute by payroll deductions 2% to 15% of their compensation, which will be matched by Centennial Bank up to 6% of compensation at a level determined annually by the Bank (75% of employee contributions were matched up to 6% of compensation during 1994). Income taxes on employee contributions will be deferred under current law as permitted by Section 401(k) of the Internal Revenue Code, which results in substantial restrictions governing the withdrawal of employee contributions. Employer contributions vest (become nonforfeitable) 20% after two years of service with the Bank and 20% per year thereafter, up to 100%. All of the executive officers were entitled to full vesting of employer contributions at December 31, 1994, due to past service with Centennial Bank.


COMPENSATION OF DIRECTORS
- - -------------------------

          Executive officers receive no compensation for serving as directors of the Company or Centennial Bank. All other directors receive $500 per month, except that the Chairs of the respective Boards receive $650 per month. Centennial Bank's Asset/Liability Committee meets weekly; nonemployee directors who serve on that committee receive $50 for each meeting attended.

          Each nonemployee director of the Company or any of its subsidiaries who is first elected to such position after December
1993 may, in the discretion of the Compensation Committee, receive a 10-year option to purchase up to 6,352 shares of Common
Stock at the fair market value on the date of grant.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
- - --------------------------------------------------------------

          All of the Company's executives also hold positions with Centennial Bank and receive all of their compensation from the Bank. The Bank has entered into intercompany agreements with the Company and Centennial Mortgage for reimbursement for certain compensation expenses to executive officers. Although compensa-tion is paid by Centennial Bank, the Compensation Committee of the Company establishes the compensation to be paid to the Company's executive officers.

          The Company and its subsidiaries are engaged in a highly competitive industry. In order to succeed, the Company must be able to attract and maintain qualified executives. To achieve this objective, the Compensation Committee has structured executive compensation systems which include both a fixed base component and a contingent component tied to operating performance that the Committee believes enables the Company to attract and retain key executives.

          In setting base compensation, the Compensation Committee considers the overall performance of each executive with respect to the duties and responsibilities assigned him. Further, periodic surveys are taken of compensation levels and benefit programs offered by other community banks and bank holding companies which provide the Committee with information on which to evaluate salary and compensation programs.

          The Committee maintains a philosophy that a significant element of compensation of executive officers, specifically including Mr. Williams and Mr. Peery, shall be directly and materially linked to both operating and stock price performance. The benefit plans provided to the executive officers are designed to accomplish that goal. In particular, bonus compensation is available only to the extent that the Company meets or exceeds budgeted net income. Further, the value of stock options which have been granted to Mr. Williams and Mr. Peery and other executive officers is ultimately dependent entirely upon the market value of the Company's shares.

          The Compensation Committee believes that the base salary compensation provided to Mr. Williams, Mr. Peery and the other executive officers of the Company is appropriate and reasonable in light of such executives' duties, performance and responsibilities and that the contingent forms of compensation provided through the bonus plan and stock options provide additional, continuing incentives to executives in appropriate circumstances and are consistent with the benefits derived by shareholders of the Company.

          This report is submitted by the members of the Compensation Committee of Centennial Bancorp:

                     Compensation Committee

                          Brian B. Obie
                        Robert L. Newburn
                         Cordy H. Jensen
                         Harry Rubenstein


                     STOCK PERFORMANCE GRAPH

          The graph below compares the yearly percentage change in the cumulative shareholder return on the Company's Common Stock during the five years ended December 31, 1994, with the
(i) All Nasdaq U.S. Stocks Index as reported by the Center for Research in Security Prices and (ii) Nasdaq Bank Index as reported by the Center for Research in Security Prices. This comparison assumes $100 was invested on December 31, 1989, in the Company's Common Stock and the comparison groups and assumes the reinvestment of all cash dividends prior to any tax effect and retention of all shares issued pursuant to stock dividends and stock splits.


  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                            PERIOD ENDING
                          12/31/89       12/31/90      12/31/91       12/31/92      12/31/93      12/31/94
                          --------       --------      --------       --------      --------      --------

Nasdaq Bank Index          100.00          73.23        120.17         174.87        199.29        198.69

CentennialBncp-OR          100.00          94.10        143.28         222.61        280.17        281.71

All Nasdaq US Stocks       100.00          84.92        136.28         158.58        180.93        176.92


EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS
- - -------------------------------------------

          The Company has an employment agreement with Mr. Williams (the "Williams Agreement") that provides additional benefits in the event of a change of control. Centennial Bank has a deferred compensation agreement with Mr. Peery (the "Peery
Agreement").

     Richard C. Williams

          The Williams Agreement is a five-year agreement that terminates on September 30, 1996. It provides for a base salary of $190,000 for the year ending August 31, 1995, increasing $15,000 to a base salary of $205,000 in the final year of the agreement. Mr. Williams is also eligible to participate in incentive compensation plans available to other executive officers and for deferred compensation as described below. The Williams Agreement also provides for disability income benefits in the event Mr. Williams should become disabled.

          In the event of termination of employment by the Company for "cause" or by Mr. Williams without "good reason," as such terms are defined in the Williams Agreement, Mr. Williams is entitled to the payment of base salary, incentive compensation and benefits only through his termination date, plus vested deferred compensation. In the event of termination of employment by the Company without cause or by Mr. Williams for good reason, Mr. Williams is entitled to the payment of his base salary and benefits through the end of the term of the Williams Agreement, as well as his incentive compensation through the date of termination, plus all deferred compensation.

          The Williams Agreement provides for deferred compensation in an amount equal to 8.4 times Mr. Williams' base salary. The deferred compensation is immediately fully vested unless employment is terminated by the Company for cause or by Mr. Williams without good reason, in which case the deferred compensation was vested 90% at July 31, 1994, with an additional 5% vesting each year thereafter through July 31, 1996. The deferred compensation is payable in installments beginning at the date of Mr. Williams' death if he dies before age 60, or at the later of age 60 or the termination of his employment.

          In the event of the acquisition of more than 50% of the Company's outstanding Common Stock or the acquisition of all or substantially all of the Company's operating assets, Mr. Williams is entitled to extend his employment under the Williams Agreement for a period of five years from the date of such transaction. Mr. Williams' base salary will increase at the rate of 8% per year during any such extension.

     Ron R. Peery

          Centennial Bank entered into the Peery Agreement in 1989. It provides for deferred compensation in the amount of $350,000, subject to vesting based upon Mr. Peery's length of continued employment by Centennial Bank. His employment may be terminated by Centennial Bank or Mr. Peery at any time for any
reason.   The deferred compensation was 80% vested at March 31,
1995, with an additional 5% vesting each year thereafter through March 31, 1999. The deferred compensation is payable in installments beginning at the date of Mr. Peery's death if he dies before age 60, or at the later of age 60 or the termination of his employment. Mr. Peery also is eligible for group benefits provided to other employees or executive officers.


                      CERTAIN TRANSACTIONS

          Certain of the directors and executive officers of the Company and its subsidiaries, members of their immediate families, and certain companies with which such individuals are associated are customers of and have banking transactions with Centennial Bank in the ordinary course of business. Centennial Bank expects to have such banking transactions in the future.
All credit transactions with these parties in excess of $25,000 must be approved by Centennial Bank's Asset/Liability Committee and ratified by its Board of Directors. All outstanding loans and commitments to loan to those parties were made in compliance with applicable laws and on substantially the same terms (including interest rates and collateral) as those prevailing for Centennial Bank at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to directors and executive officers of the Company and of Centennial Bank must comply with federal and state laws, which generally prohibit any preferential terms or rates.

          Broadway & Oak Associates, of which Mr. Giustina is a partner, purchased property from Centennial Bank in September 1994 for $1,425,000. Prior to the sale, the property was appraised by Duncan, Morgan & Brown of Eugene, Oregon at slightly less than $1,425,000. Centennial Bank purchased the land and building in 1989 for $1,100,000. The property was used as the

Bank's temporary Head Office during the period of construction of its current facilities.


         COMPLIANCE WITH SECTION 16 FILING REQUIREMENTS

          Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file an initial report of their ownership of the Company's securities on Form 3 and report changes in their ownership of the Company's securities on Form 4 or Form 5. These filings must be made with the Securities and Exchange Commission and the National Association of Securities Dealers with a copy sent to the Company.

          Based solely upon the Company's review of the copies of the filings that it received with respect to the fiscal year ended December 31, 1994, and written representations from certain reporting persons, the Company believes that all reporting persons made all required Section 16 filings with respect to 1994 on a timely basis, except Mr. Rubenstein who reported a gift late.


              INFORMATION AVAILABLE TO SHAREHOLDERS

          The Company's 1994 Annual Report is being mailed to shareholders with this Proxy Statement. Additional copies of the Annual Report and the Company's Form 10-KSB filed with the Securities and Exchange Commission may be obtained without charge from Michael J. Nysingh, Chief Financial Officer, Centennial Bancorp, 675 Oak Street, P.O. Box 1560, Eugene, Oregon 97440.

          The Company welcomes the views of its shareholders on its activities and performance. Shareholders who cannot attend the annual meeting personally may use the enclosed proxy card to ask questions or make comments.


                            AUDITORS

          Coopers & Lybrand LLP, independent auditors, were selected by the Board of Directors to conduct an audit of the Company's financial statements for the year ended December 31, 1994.

          Representatives of Coopers & Lybrand LLP will be at the annual meeting and will have an opportunity to make a statement if they desire to do so and answer any appropriate questions concerning their report. However, management has been advised that the representatives of Coopers & Lybrand LLP do not plan to make a statement.

          The Company will appoint at a later date independent auditors to audit the Company's financial statements for the 1995 fiscal year. The Board of Directors will review the scope of any such audit and other assignments given to the auditors to assess whether such assignments would affect their independence.


                    PROPOSALS OF SHAREHOLDERS

          Shareholders wishing to present proposals for action at the Company's 1996 annual meeting of shareholders must submit the proposals for inclusion in the Company's proxy statement not later than December 19, 1995.

April 14, 1995

                           APPENDIX A

                              PROXY
                       CENTENNIAL BANCORP
                         675 OAK STREET
                      EUGENE, OREGON 97401
                 ANNUAL MEETING OF SHAREHOLDERS
                         MAY 17, 1995

      PROXY - SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned shareholder of Centennial Bancorp hereby appoints Brian B. Obie and Richard C. Williams, and each of them, as proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned shareholder all shares of the common stock of Centennial Bancorp that the undersigned is entitled to vote at the annual meeting of shareholders of Centennial Bancorp to be held on May 17, 1995, and any adjournment or adjournments thereof, with respect to the following:

(Continued, and to be marked, dated and signed on the other side)


                        FOLD AND DETACH HERE




                       CENTENNIAL BANCORP

                 ANNUAL MEETING OF SHAREHOLDERS

                       CENTENNIAL BANCORP
                    675 Oak Street- 2nd Floor
                        Eugene, OR 97401
                          May 17, 1995
                            3:00 P.M.

1.   ELECTION OF DIRECTORS:

NOMINEES:  Brian B. Obie, Robert L. Newburn, Richard C. Williams,
           Cordy H. Jensen and Dan Giustina

INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
               NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME
               IN THE LIST BELOW:

 FOR the election of           WITHHOLD
  all five nominees            AUTHORITY
  listed (except as         to vote for all
 marked below to the        nominees listed
     contrary)

       [ ]                        [ ]



2.   DISCRETIONARY MATTERS

     The proxies are authorized
     to vote in their discretion
     upon any other matters
     properly coming before the
     meeting or any adjournment
     or adjournments thereof.

                              THIS PROXY WHEN PROPERLY EXECUTED
                              WILL BE VOTED IN ACCORDANCE WITH
                              THE SPECIFIC INSTRUCTIONS OF THE
                              UNDERSIGNED SHAREHOLDER.  IF NO
                              DIRECTION IS MADE, THIS PROXY WILL
                              BE VOTED FOR THE ELECTION OF THE
                              NOMINEES LISTED FOR DIRECTOR AND IN
                              THE PROXIES' DISCRETION AS TO SUCH
                              OTHER MATTERS AS MAY PROPERLY COME
                              BEFORE THE MEETING.


                              Dated:______________________, 1995


                              -----------------------------------


                              -----------------------------------
                                Signature(s) of Shareholder(s)

                              Please sign exactly as your name
                              appears.  When shares are held
                              jointly, both should sign.  When
                              signing as attorney, executor,
                              administrator, trustee or guardian,
                              please give full title as such.  If
                              a corporation, please sign in full
                              corporate name by president or
                              other authorized officer.  If a
                              partnership, please sign in
                              partnership name by authorized
                              person.

    "PLEASE MARK INSIDE BLUE BOXES SO
     THAT DATA PROCESSING EQUIPMENT
         WILL RECORD YOUR VOTES"



                        FOLD AND DETACH HERE




                       CENTENNIAL BANCORP

                 ANNUAL MEETING OF SHAREHOLDERS

                       CENTENNIAL BANCORP
                    675 Oak Street- 2nd Floor
                        Eugene, OR 97401
                          May 17, 1995
                            3:00 P.M.






                               -3-